Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the First Quarter 2008

Thomas Properties Group, Inc.

Supplemental Financial Information

For the First Quarter 2008

TABLE OF CONTENTS

Corporate
Company Background	1
Quarterly Highlights	1

Supplemental Financial Information
Operating and Financial Information	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Unconsolidated Real Estate Entities Statements of Operations	5
Unconsolidated Real Estate Entities Balance Sheets	6
Pro-Rata Consolidated Statements of Operations	7
Pro-Rata Consolidated Balance Sheets	8
Earnings Before Depreciation, Amortization and Deferred Taxes	9
After Tax Cash Flow	10
Investment Advisory, Management, Leasing, and Development Services	11
Portfolio Data	12
Debt Summary	17
Capital Structure	19
Other Information	20

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2007 and our quarterly reports on Form 10-Q, which have been filed with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of March 31, 2008, we own interests in and asset manage 25 operating properties with 13.0 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional four operating properties with 2.2 million rentable square feet. We also own, hold interests in or have the ability to develop land suitable for office development of up to approximately 7.5 million rentable square feet and residential development of up to approximately 3,200 units.

QUARTERLY HIGHLIGHTS

Recent Developments

Partnerships and Joint Ventures: We leverage our property acquisition and development expertise through partnerships and joint ventures. These entities provide us with additional capital for investment, shared risk exposure, and earned fees for asset management, property management, leasing and other services. We own a 25% interest in TPG/CalSTRS, a joint venture with the California State Teachers’ Retirement System (“CalSTRS”), with total capital commitments of $378.3 million, of which approximately $30 million was unfunded at March 31, 2008. This entity owns twelve properties, and it holds a 25% interest in a joint venture with two other institutional investors, which owns an additional ten Class A office properties in Austin, Texas. During the first quarter of 2008, we focused on improving the market potential of the core plus assets in this venture through improved management, and on stabilizing the net revenue of the value-add properties by investing additional capital and/or improving management.

One of TPG/CalSTRS’ most significant value-add investments is City National Plaza in Los Angeles, California. Occupancy at City National Plaza was 81.5% leased at March 31, 2008. During the first quarter, we continued executing on our redevelopment plan with significant retail, common area and infrastructure improvements. Additionally, we began significant redevelopment work at our three-building Brookhollow Central project in Houston, Texas, which is another TPG/CalSTRS investment, to reposition the property and to outfit it for the pending occupancy of Sterling Bank, which executed a 20-year lease for 211,000 square feet with us in late 2007.

We also hold an ownership interest in the Thomas High Performance Green Fund, L.P. which has held its first closing with capital commitments of $180 million. The Green Fund will invest in high performance, sustainable commercial buildings.

Development Pipeline: During the first quarter of 2008, we continued construction on two projects. The construction of Murano, a 302-unit high rise residential condominium project, which commenced in the second quarter of 2006, progressed on schedule during the first quarter of 2008. We expect that approximately 50% of the condominium units will be completed in the second quarter of 2008 and the remaining units are expected to be completed in the third quarter of 2008.

Construction of two buildings totaling approximately 192,000 square feet at Four Points Centre also proceeded according to our development plan. We expect construction to be substantially complete in the third quarter of 2008.

We are presently entitling approximately 14.4 acres in Los Angeles, California, for office, production facility, residential and retail uses. The project, called Metro Studio@Lankershim, will include approximately 1.5 million square feet. We expect to enter into a long-term ground lease with the Los Angeles Metropolitan Transportation Authority, which owns the land, upon completion of entitlements. We are pre-leasing the first phase of the development, which is expected to utilize approximately half of the project’s total square footage, for the construction of office and entertainment production studio facilities. In addition, we have been engaged by NBC/Universal to entitle 124 acres in Los Angeles, California, as a residential and retail town center, located adjacent to Universal City.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See page 9 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and page 10 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended March 31,
	2008	2007
Revenues:
Rental	$7,833	$8,162
Tenant reimbursements	6,855	6,585
Parking and other	960	993
Investment advisory, management, leasing, and development services	2,065	2,203
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	5,918	4,358

Total revenues	23,631	22,301

Expenses:
Rental property operating and maintenance	6,008	5,739
Real estate taxes	1,600	1,475
Investment advisory, management, leasing, and development services	5,183	3,474
Rent - unconsolidated real estate entities	65	60
Interest	4,077	4,261
Depreciation and amortization	2,771	3,059
General and administrative	4,097	3,976

Total expenses	23,801	22,044

Gain on sale of real estate	2,519	969
Interest income	1,063	839
Equity in net loss of unconsolidated real estate entities	(2,565)	(3,169)
Minority interests - unitholders in our operating partnership	(347)	593
Minority interests in consolidated real estate entities	41	25

Income (loss) before (provision) benefit for income taxes	541	(486)
(Provision) benefit for income taxes	(322)	231

Net income (loss)	$219	$(255)

Basic income (loss) per share	$0.01	$(0.02)
Diluted income (loss) per share	0.01	(0.02)
Weighted average common shares – basic	23,658,963	14,373,318
Weighted average common shares – diluted	23,658,963	14,373,318

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2008	December 31, 2007
	(unaudited)	(audited)
ASSETS
Investments in real estate	$613,531	$574,983
Less accumulated depreciation	(110,983)	(111,619)

	502,548	463,364
Investments in unconsolidated real estate entities	45,409	49,199
Cash and cash equivalents	107,380	126,647
Restricted cash	23,226	26,251
Rents and other receivables, net	2,713	2,352
Receivables - unconsolidated real estate entities	6,440	6,640
Deferred rents	12,931	14,696
Deferred leasing and loan costs, net	15,479	13,051
Other assets	23,400	18,692

Total assets	$739,526	$720,892

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$419,930	$396,007
Accounts payable and other liabilities	72,298	74,733
Dividends and distributions payable	2,364	2,354
Due to affiliate	—	2,000
Prepaid rent	3,680	3,402

Total liabilities	498,272	478,496
Minority interests:
Unitholders in our operating partnership	93,852	95,245
Minority interests in consolidated real estate entities	4,540	4,581

Total minority interests	98,392	99,826
Common stock	238	237
Limited voting stock	145	145
Additional paid-in capital	159,371	157,799
Retained deficit and dividends	(16,892)	(15,611)

Total stockholders’ equity	142,862	142,570

Total liabilities and stockholders’ equity	$739,526	$720,892

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of our unconsolidated real estate entities for the three months ended March 31, 2008 and 2007. See the list of our unconsolidated properties on page 12.

	Three months ended March 31,
	2008	2007
Revenues:
Rental	$50,327	$31,458
Tenant reimbursements	21,481	8,822
Parking and other	7,852	4,999

Total revenues	79,660	$45,279

Expenses:
Rental property operating and maintenance	29,729	20,863
Real estate taxes	10,123	5,167
Interest	32,580	18,909
Depreciation and amortization	31,653	15,210

Total expenses	104,085	60,149

Loss from continuing operations	(24,425)	(14,870)
Minority interest	—	(26)
Loss from discontinued operations	(8)	(204)

Net loss	$(24,433)	$(15,100)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of our unconsolidated real estate entities as of March 31, 2008 and December 31, 2007. See the list of our unconsolidated properties on page 12.

	March 31, 2008	December 31, 2007
ASSETS
Investments in real estate, net	$2,325,687	$2,326,679
Land held for sale	3,602	3,418
Cash and cash equivalents	18,944	35,192
Restricted cash	86,240	83,263
Rents, deferred rents and other receivables, net	64,566	62,954
Deferred charges and other assets, net	206,940	212,082
Assets associated with discontinued operations	22	28

Total assets	$2,706,001	$2,723,616

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$2,199,594	$2,162,556
Accounts and interest payable and other liabilities	178,940	208,977
Obligations associated with discontinued operations	25	23

Total liabilities	2,378,559	2,371,556
Owners’ equity	327,442	352,060

Total liabilities and owners’ equity	$2,706,001	$2,723,616

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended March 31, 2008 and 2007, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended March 31, 2008			For the three months ended March 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$7,833	$9,680	$17,513	$8,162	$8,130	$16,292
Tenant reimbursements	6,855	3,525	10,380	6,585	2,223	8,808
Parking and other	960	1,524	2,484	993	1,253	2,246
Investment advisory, management, leasing, and development services	2,065	—	2,065	2,203	—	2,203
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	5,918	47	5,965	4,358	—	4,358

Total revenues	$23,631	$14,776	$38,407	$22,301	$11,606	$33,907

Expenses:
Rental property operating and maintenance	6,008	5,184	11,192	5,739	4,778	10,517
Real estate taxes	1,600	1,676	3,276	1,475	1,300	2,775
Investment advisory, management, leasing, and development services	5,183	—	5,183	3,474	—	3,474
Rent - unconsolidated real estate entities	65	—	65	60	—	60
Interest	4,077	5,361	9,438	4,261	4,801	9,062
Depreciation and amortization	2,771	5,118	7,889	3,059	3,854	6,913
General and administrative	4,097	—	4,097	3,976	—	3,976

Total expenses	23,801	17,339	41,140	22,044	14,733	36,777

Gain on sale of real estate	2,519	—	2,519	969	—	969
Interest income	1,063	—	1,063	839	—	839
Equity in net loss of unconsolidated real estate entities	(2,565)	2,565	—	(3,169)	3,169	—
Minority interests - unitholders in our operating partnership	(347)	—	(347)	593	—	593
Minority interests in consolidated real estate entities	41	—	41	25	—	25

Income (loss) before loss from discontinued operations and (provision) benefit for income taxes	541	2	543	(486)	42	(444)
Loss from discontinued operations	—	(2)	(2)	—	(42)	(42)
Income (loss) before (provision) benefit for income taxes	541	—	541	(486)	—	(486)
(Provision) benefit for income taxes	(322)	—	(322)	231	—	231

Net income (loss)	$219	$—	$219	$(255)	$—	$(255)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (Non-GAAP)

(in thousands)

(unaudited)

The following is the pro-rata consolidated balance sheets of TPGI as of March 31, 2008 and December 31, 2007, including reconciliations from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	March 31, 2008			December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$502,548	$366,683	$869,231	$463,364	$366,874	$830,238
Investments in unconsolidated real estate entities	45,409	(45,409)	—	49,199	(49,199)	—
Land held for sale	—	901	901	—	855	855
Cash and cash equivalents	107,380	2,786	110,166	126,647	3,421	130,068
Restricted cash	23,226	17,314	40,540	26,251	15,354	41,605
Rents, deferred rents and other receivables, net	22,084	14,067	36,151	23,688	14,486	38,174
Deferred charges and other assets, net	38,879	33,571	72,450	31,743	32,932	64,675
Assets associated with discontinued operations	—	6	6	—	7	7

Total assets	$739,526	$389,919	$1,129,445	$720,892	$384,730	$1,105,622

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$419,930	$364,712	$784,642	$396,007	$355,897	$751,904
Accounts payable, dividends and distributions payable, and other liabilities	78,342	25,201	103,543	82,489	28,827	111,316
Obligations associated with discontinued operations	—	6	6	—	6	6

Total liabilities	498,272	389,919	888,191	478,496	384,730	863,226
Minority interests	98,392	—	98,392	99,826	—	99,826
Total stockholders’ equity	142,862	—	142,862	142,570	—	142,570

Total liabilities and stockholders’ equity	$739,526	$389,919	$1,129,445	$720,892	$384,730	$1,105,622

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income (Loss) to EBDT:

	For the three months ended March 31, 2008			For the three months ended March 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income (loss)	$219	$—	$219	$(255)	$—	$(255)
Deferred income tax provision (benefit)	322	—	322	(231)	—	(231)
Minority interests	306	—	306	(618)	—	(618)
Depreciation and amortization	2,771	5,118	7,889	3,059	3,854	6,913
Depreciation and amortization of discontinued operations	—	—	—	—	12	12
Amortization of loan costs	81	296	377	81	412	493

EBDT	$3,699	$5,414	$9,113	$2,036	$4,278	$6,314

TPGI share of EBDT (1)	$2,253	$3,298	$5,551	$918	$1,928	$2,846

EBDT per share – basic			$0.23			$0.20

EBDT per share – diluted			$0.23			$0.20

Weighted average common shares outstanding - basic			23,658,963			14,373,318

Weighted average common shares outstanding - diluted			23,658,963			14,428,607

(1)	Based on an interest in our operating partnership of 60.91% and 45.08% for the three months ended March 31, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to ATCF:

	For the three months ended March 31, 2008			For the three months ended March 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income (loss)	$219	$—	$219	$(255)	$—	$(255)
Deferred income tax provision (benefit)	322	—	322	(231)	—	(231)
Minority interests	306	—	306	(618)	—	(618)
Depreciation and amortization	2,771	5,118	7,889	3,059	3,854	6,913
Depreciation and amortization of discontinued operations	—	—	—	—	12	12
Amortization of loan costs	81	296	377	81	412	493
Non-cash compensation expense	747	—	747	709	—	709
Straight-line rent adjustments	1,765	(862)	903	1,481	(906)	575
Fair market value of rent adjustments	(10)	(269)	(279)	(2)	(114)	(116)

ATCF	$6,201	$4,283	$10,484	$4,224	$3,258	$7,482

TPGI share of ATCF (1)	$3,777	$2,609	$6,386	$1,904	$1,469	$3,373

ATCF per share - basic			$0.27			$0.23

ATCF per share - diluted			$0.27			$0.23

Weighted average common shares outstanding - basic			23,658,963			14,373,318

Weighted average common shares outstanding - diluted			23,658,963			14,428,607

(1)	Based on an interest in our operating partnership of 60.91% and 45.08% for the three months ended March 31, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

	Three months ended March 31,
	2008	2007
Property management, leasing, and development services fees	$9,764	$6,902
Investment advisory fees:
Asset management fees	1,710	1,703
Acquisition and disposition fees	—	833

Total fees	11,474	9,438
Investment advisory, management, leasing and development services expenses	(5,183)	(3,474)

Net investment advisory, management, leasing and development services income	$6,291	$5,964

GAAP Presentation
Total fees	11,474	9,438
Elimination of intercompany fee revenues	(3,491)	(2,877)

Investment advisory, management, leasing, and development services revenues	$7,983	$6,561

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF MARCH 31, 2008

Our Ownership Properties

	Location	TPGI Percentage Interest	Rentable Square Feet (1)	Percent Leased	Estimated Year Stabilized (2)	Estimated Stabilized Net Operating Income (NOI) (3)		Expected Capital Expenditures to Complete Stabilization (4)	Loan Balance at March 31, 2008
Consolidated properties:
One Commerce Square	Philadelphia, PA	100.0%	942,866	96.0%	N/A	$12,660,000		N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0 (5)	953,276	99.8	N/A	14,159,000	(6)	N/A	147,716,000

Total Weighted Average			1,896,142	97.9		$26,819,000			$277,716,000

Unconsolidated properties:
2121 Market Street	Philadelphia, PA	50.0%	22,136	100.0%	N/A	$2,183,000	(7)	N/A	$19,048,000
Reflections I	Reston, VA	25.0	123,546	100.0	N/A	2,791,000		N/A	22,438,000
Reflections II	Reston, VA	25.0	64,253	100.0	N/A	1,495,000		N/A	9,348,000
2500 City West	Houston, TX	25.0	578,284	98.1	N/A	7,394,000		N/A	80,363,000
Fair Oaks Plaza	Fairfax, VA	25.0	179,688	86.6	N/A	2,642,000		N/A	44,300,000
San Felipe Plaza	Houston, TX	25.0	980,472	97.8	N/A	13,797,000		N/A	114,124,000
CityWestPlace	Houston, TX	25.0	1,473,020	97.5	N/A	23,535,000		N/A	211,570,000
City National Plaza	Los Angeles, CA	21.3	2,496,084	81.5	2009	65,262,000		$73,836,000	540,885,000
Four Falls Corporate Center	Conshohocken, PA	25.0	253,985	76.1	2008	4,989,000		1,105,000	52,067,000
Oak Hill Plaza	King of Prussia, PA	25.0	164,360	91.6	2009	2,999,000		647,000	44,452,000
Walnut Hill Plaza	King of Prussia, PA	25.0	150,573	84.0	2009	2,227,000		898,000	—	(8)
Brookhollow Central I, II and III	Houston, TX	25.0	804,181	62.3	2009	9,513,000		23,651,000	62,500,000
Centerpointe I, II	Fairfax, VA	25.0	421,651	91.1	2010	9,139,000		20,560,000	91,000,000
San Jacinto Center	Austin, TX	6.3	403,329	92.4	2009	6,950,000		7,176,000	101,000,000
Frost Bank Tower	Austin, TX	6.3	530,533	96.5	2009	11,791,000		7,814,000	150,000,000
One Congress Plaza	Austin, TX	6.3	517,849	83.9	2009	8,507,000		6,438,000	128,000,000
One American Center	Austin, TX	6.3	505,770	80.7	2009	8,939,000		7,074,000	120,000,000
300 W. 6th	Austin, TX	6.3	446,637	87.6	2009	9,883,000		5,340,000	127,000,000
Research Park Plaza I & II	Austin, TX	6.3	271,882	82.9	2009	4,681,000		1,676,000	51,500,000
Park 22 I-III	Austin, TX	6.3	203,716	92.1	2009	2,035,000		2,447,000	—	(9)
Great Hills Plaza	Austin, TX	6.3	135,333	72.5	2009	2,289,000		2,049,000	—	(9)
Stonebridge Plaza II	Austin, TX	6.3	193,131	98.1	2009	2,984,000		761,000	37,500,000
Westech 360 I-IV	Austin, TX	6.3	178,777	65.6	2009	2,913,000		3,138,000	—	(9)

Total Weighted Average:			11,099,190	86.5%	2009	$208,938,000		$164,610,000	$2,007,095,000

(1)	For purposes of the tables above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Some of the properties have been re-measured in accordance with Building Owners and Manager Association (BOMA) 1996 standards, and the rentable area for these properties reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.

(2)	For properties under renovation, represents the year in which stabilization, or approximately 93% occupancy, is expected to occur.

(3)	For properties stabilized as of March 31, 2008, estimated stabilized net operating income (NOI) as of March 31, 2008. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.

(4)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.

(5)	TPGI has an option to purchase the remaining 11% interest in Two Commerce Square for a maximum price of $2 million that we expect to exercise in the first half of 2008.

(6)	A major lease at Two Commerce Square which expires in 2008 and 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over market rental amount. The estimated present value of the over-market rent as of March 31, 2008 is approximately $8.97 million.

(7)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the NOI includes 168 residential units comprising 132,823 square feet.

(8)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The loan balance of this property is included with the Oak Hill Plaza loan balance.

(9)	Three of our Austin, Texas properties collectively secure a bank term loan in the aggregate amount of $192.5 million.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF MARCH 31, 2008 - CONTINUED

Lease Expirations

In the tables below, for properties where existing leases have been renewed or replaced, the later expiration date is used.

Consolidated Properties’ Lease Expirations				Unconsolidated Properties’ Lease Expirations				TPGI Percentage Interest Unconsolidated Properties’ Lease Expirations
Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration
Vacant	39,612	$—	$—	Vacant	1,497,087	$—	$—	Vacant	263,065	$—	$—
2008	299,515	23.14	22.87	2008	747,773	14.67	14.67	2008	155,797	14.43	14.43
2009	109,056	21.54	13.39	2009	513,369	13.44	14.40	2009	67,911	14.20	14.85
2010	81,522	28.41	21.94	2010	885,289	14.92	15.56	2010	151,155	15.59	16.17
2011	103,223	16.20	15.58	2011	713,137	14.73	18.64	2011	115,693	13.90	18.66
2012	129,539	18.06	17.81	2012	995,410	17.66	19.63	2012	156,162	18.28	18.28
Thereafter	1,133,675	19.89	22.02	Thereafter	5,747,125	12.58	20.04	Thereafter	1,131,950	11.86	19.87

Total	1,896,142			Total	11,099,190			Total	2,041,733

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF MARCH 31, 2008 - CONTINUED

Our Development Properties

Development Properties	Location	TPGI Percentage Interest		Number of Acres		Potential Property Types	Potential Square Feet/Units Upon Completion		Book Value	Loan Balance
Four Points Centre	Austin, TX	100.0%		259.8		Office/Retail/R&D/Hotel	1,660,000	(1)	$48,097	$15,766,000
2100 JFK Boulevard	Philadelphia, PA	100.0		0.7		Office/Retail/ Residential	366,000		4,977	—
Campus El Segundo	El Segundo, CA	100.0		26.1		Office/Retail/R&D/Hotel	1,925,000		52,209	17,259,000
2500 City West land	Houston, TX	25.0		6.3	(7)	Office/Retail/Hotel/ Residential	500,000		3,602	—
City West Place land	Houston, TX	25.0		24.0		Office/Retail/Hotel/ Residential	1,500,000		21,337	—
Metro Studio @ Lankershim	Los Angeles, CA	N/A		14.4		Office/Production	1,500,000	(2)	8,642	—

Subtotal Projected Office Developments(3)				331.3			7,451,000

Murano	Philadelphia, PA	73.0	(4)	1.1		Residential-condominium	302	(5)	151,704	105,288,000
Universal Village	Los Angeles, CA	N/A		124.0		Residential/Retail	2,937	(6)	—	—

Subtotal Projected Residential Developments(3)				125.1			3,239	Units

Total				456.4			7,451,000	Sq. Ft.	$290,568	$138,313,000

							3,239	Units

(1)	We commenced construction of two buildings totaling approximately 192,000 square feet at Four Points Centre in the second quarter of 2007. We expect construction to be substantially complete in the third quarter of 2008.

(2)	This property is currently being entitled for a mixed-use development. We expect to enter into a long-term ground lease with the Los Angeles Metropolitan Transportation Authority, which owns the land, upon completion of entitlements. We are pre-leasing the first phase of the development, which is expected to utilize approximately half of the project’s total square footage, for the construction of office and entertainment production studio facilities.

(3)	These potential office and residential development properties may also result in other uses depending on market and other conditions at the time of commencement of construction.

(4)	We have a $20.5 million preferred equity interest in Murano. Excluding the preferred equity interest, we own a 73.0% ownership interest in Murano.

(5)	The construction of Murano, a 302-unit high-rise residential condominium project, commenced in the second quarter of 2006. We expect that approximately 50% of the condominium units will be completed in the second quarter of 2008 and the remaining units are expected to be completed in the third quarter of 2008. Condominium unit closings are scheduled to commence in the third quarter of 2008.

(6)	We have been engaged by NBC/Universal to entitle 124 acres for the development of a residential and retail town center located adjacent to Universal City.

(7)	Subsequent to March 31, 2008, we entered into an agreement to sell approximately 3.0 acres of a total 6.3 acres of the 2500 City West land to a buyer who intends to construct hotel rooms, a health and fitness club and related amenities. We expect this sale to close in 2008.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF MARCH 31, 2008 - CONTINUED

Our Managed Properties

Managed Properties	Location	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	242,176	90.1%
Pacific Financial Plaza	Newport Beach, CA	279,474	99.0
1835 Market Street	Philadelphia, PA	686,503	86.0
CalEPA Headquarters	Sacramento, CA	950,939	100.0

Total/Weighted Average		2,159,092	94.3%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

The table below summarizes our outstanding consolidated debt as of March 31, 2008 is as follows:

Secured debt	Interest rate	Outstanding debt	Maturity date
One Commerce Square mortgage loan	5.7%	$130,000	1/6/16
Two Commerce Square:
Mortgage loan	6.3	109,659	5/09/13
Senior mezzanine loan	18.8	33,729	1/09/10
Junior mezzanine loan	15.0	4,329	1/09/10
Campus El Segundo mortgage loan	6.5	17,259	10/10/08	(1)
Four Points Centre construction loan	5.3	15,766	6/11/10	(2)
Murano construction loan	7.0	99,072	7/31/09	(3)
Murano loan	6.7	6,216	7/7/08	(4)

Total secured debt		$416,030

Unsecured and other debt
Former minority partner	5.0	3,900	10/12/09

		$3,900

Weighted-average interest rate at March 31, 2008	7.3%

(1)	The loan has two one-year extension options at our election.

(2)	The loan has two one-year extension options at our election subject to certain conditions. The first extension option and the second extension option are subject to achievement of 75% and 90% occupancy, respectively, and certain other conditions.

(3)	The loan has two six-month extension options. The first extension is conditioned on the closing of 100 residential units.

(4)	The loan balance will be fully amortized on the maturity date of the loan.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – CONTINUED

(in thousands)

The table below summarizes the outstanding debt for the unconsolidated properties as of March 31, 2008:

	Interest Rate	Principal Amount	Maturity Date		TPGI Share of Principal Amount
City National Plaza	4.45%	$540,885	7/17/08	(1)	$115,425
CityWestPlace
Senior mortgage loan	6.16	121,000	7/6/16		30,250
Senior mortgage loans (Note A and B)	3.83	90,569	6/1/08	(2)	22,642
San Felipe Plaza	5.33	114,124	8/11/10		28,531
2500 City West	5.33	80,363	8/11/10		20,091
Brookhollow Central I, II, and III	5.64	62,500	8/9/08	(1)	15,626
Four Falls Corporate Center	5.43	52,067	3/6/10		13,017
Oak Hill Plaza/Walnut Hill Plaza	5.44	44,452	3/6/10		11,113
2121 Market Street	6.05	19,048	8/1/33		9,524
Reflections I	5.23	22,438	4/1/15		5,610
Reflections II	5.22	9,348	4/1/15		2,337
Centerpointe I and II	4.29	91,000	1/31/09	(3)	22,750
Fair Oaks Plaza	5.52	44,300	1/31/17		11,075
San Jacinto	6.05	101,000	6/11/17		6,313
Frost Bank Tower	6.06	150,000	6/11/17		9,375
One Congress Plaza	6.08	128,000	6/11/17		8,001
One American Center	6.03	120,000	6/11/17		7,500
300 W. 6th St.	6.01	127,000	6/11/17		7,938
Research Park Plaza I and II	4.04	51,500	6/9/09	(3)	3,219
Stonebridge Plaza II	3.86	37,500	6/9/09	(3)	2,344
Austin bank term loan	7.61	192,500	6/1/13		12,031

		$2,199,594			$364,712

Weighted-average interest rate at March 31, 2008	5.43%

(1)	The loan has two one-year extension options at our election. We have notified the lender of our intent to exercise the first option.

(2)	The loan has three one-year extension options at our election. We have notified the lender of our intent to exercise the first option.

(3)	The loan has three one-year extension options at our election.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of March 31, 2008:

		Aggregate Principal
Debt
Mortgage loans		$256,918
Other loans		163,012

Total consolidated debt		419,930
Company share of unconsolidated debt		364,712

Total combined debt		$784,642

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	23,847,936	$209,385
Operating partnership units	15,242,781	133,832

Total common equity	39,090,717	$343,217

Total consolidated market capitalization		$763,147

Total combined market capitalization (2)		$1,127,859

(1)	Based on the closing price of $8.78 per share of TPGI common stock on March 31, 2008.

(2)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director